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                                                                    Exhibit 23.1


                         INDEPENDENT AUDITOR'S CONSENT



        We consent to the incorporation by reference in this Registration Statement of Soligen Technologies, Inc. on Form S-8 of our report dated May 22, 2001, included in and incorporated by reference in the Annual Report on Form 10-KSB of Soligen Technologies, Inc. for the year ended March 31, 2001.


SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
September 27, 2001



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